UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-42

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2009

Annual Report to Shareholders

DWS Floating Rate Plus Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

18 Investment Portfolio

26 Financial Statements

31 Financial Highlights

35 Notes to Financial Statements

46 Report of Independent Registered Public Accounting Firm

47 Tax Information

48 Summary of Management Fee Evaluation by Independent Fee Consultant

53 Summary of Administrative Fee Evaluation by Independent Fee Consultant

54 Board Members and Officers

58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Loan investments are subject to interest-rate risk such that when interest rates rise, the prices of the loan, and thus the value of the loan fund, can decline and the investor can lose principal value. Although the value of senior loans will fluctuate less in response to interest-rate changes than will fixed rate debt securities, floating rates on senior loans only reset periodically, so changes in prevailing interest rates may cause a fluctuation in the fund's value. The fund employs an asset overlay strategy that will make heavy use of derivatives. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Use of leverage can magnify the effects of changes in the value of the fund's portfolio and make the fund more volatile. The use of leverage may cause investors in the fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the fund will be able to employ leverage successfully. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2009

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.50%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 1.40%, 2.11% and 1.19% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/09
DWS Floating Rate Plus Fund	1-Year	Life of Fund*
Class A	-8.83%	-6.48%
Class C	-9.13%	-7.00%
Institutional Class	-8.69%	-6.32%
S&P®/LSTA Leveraged Loan Index+	-9.01%	-6.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 5/31/09	$ 7.87	$ 7.91	$ 7.87
5/31/08	$ 9.14	$ 9.13	$ 9.14
Distribution Information: Twelve Months as of 5/31/09: Income Dividends	$ .43	$ .37	$ .44
Class A Lipper Rankings — Loan Participation Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	33	of	94	35

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Floating Rate Plus Fund — Class A [] S&P/LSTA Leveraged Loan Index+

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/09
DWS Floating Rate Plus Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$8,706	$8,397
	Average annual total return	-12.94%	-8.70%
Class C	Growth of $10,000	$9,087	$8,699
	Average annual total return	-9.13%	-7.00%
S&P/LSTA Leveraged Loan Index+	Growth of $10,000	$9,099	$8,853
	Average annual total return	-9.01%	-6.16%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Floating Rate Plus Fund — Institutional Class [] S&P/LSTA Leveraged Loan Index+

Comparative Results as of 5/31/09
DWS Floating Rate Plus Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$913,100	$882,200
	Average annual total return	-8.69%	-6.32%
S&P/LSTA Leveraged Loan Index+	Growth of $1,000,000	$909,900	$885,300
	Average annual total return	-9.01%	-6.16%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 1.14% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/09
DWS Floating Rate Plus Fund	1-Year	Life of Fund*
Class S	-8.69%	-6.32%
S&P/LSTA Leveraged Loan Index+	-9.01%	-6.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/09	$ 7.87
5/31/08	$ 9.14
Distribution Information: Twelve Months as of 5/31/09: Income Dividends	$ .44
Class S Lipper Rankings — Loan Participation Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	31	of	94	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Floating Rate Plus Fund — Class S [] S&P/LSTA Leveraged Loan Index+

Comparative Results as of 5/31/09
DWS Floating Rate Plus Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$9,131	$8,822
	Average annual total return	-8.69%	-6.32%
S&P/LSTA Leveraged Loan Index+	Growth of $10,000	$9,099	$8,853
	Average annual total return	-9.01%	-6.16%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2008 to May 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2009
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,201.60	$ 1,203.10	$ 1,202.60	$ 1,202.60
Expenses Paid per $1,000*	$ 6.20	$ 10.22	$ 5.22	$ 5.22
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,019.30	$ 1,015.66	$ 1,020.19	$ 1,020.19
Expenses Paid per $1,000*	$ 5.69	$ 9.35	$ 4.78	$ 4.78
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Floating Rate Plus Fund	1.13%	1.86%	.95%	.95%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Floating Rate Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

James T. Anderson

Portfolio Manager

Eric S. Meyer, CFA

Portfolio Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Over the 12-month period ended May 31, 2009, the fund's Class A shares provided a return of -8.83%. In comparison, the fund's benchmark, the S&P/LSTA Leveraged Loan Index, returned -9.01%.1 The fund's performance also exceeded the -11.06% return of its peers in the Lipper Loan Participation Funds category.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.)

The first half of the period saw the continuation of the bear market for credit instruments in general and leveraged loans in particular. The failure of a number of major financial institutions combined with a faltering economy, falling corporate earnings, issue downgrades and rising defaults to lead the leveraged loan market to steep declines. To illustrate, the S&P/LSTA Leveraged Loan Index fell 25.96% over the six months ended November 30, 2008.

First, Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation), who together owned or guaranteed roughly half of the mortgage market, were taken over by the government. In mid-September, leading investment bank Lehman Brothers failed while global insurance conglomerate AIG was bailed out by the US Treasury. This was followed shortly by the conversion of Morgan Stanley and Goldman Sachs to bank holding companies as they sought shelter from the credit market storm, and the Federal Deposit Insurance Corporation (FDIC) seizure and sale to JPMorgan Chase of giant thrift Washington Mutual. The result was an evaporation of liquidity as the credit markets seized and, for leveraged loans, a surge of selling from investors forced to close out positions at virtually any price in order to raise cash.

Technical factors also weighed on the loan market. In particular, collateralized loan obligations (CLOs),3 among the larger loan market participants, are commonly limited under the terms of their indentures with respect to the proportion of CCC-rated loans they may hold.4 As more of the loans they held were downgraded to CCC or lower, CLOs were forced to sell these loans in order to stay within their indenture guidelines, putting additional downward pressure on the market.

Conditions stabilized to a degree in December, and investor risk appetites began to return over the first quarter of 2009, as extensive government actions to support the financial sector gained traction with market participants. These actions included a lowering of the US Federal Reserve Board's (the Fed's) benchmark federal funds rate, (the interest rate set by the Fed at which banks lend money to each other, usually on an overnight basis) to the unprecedented 0% to 0.25% range, FDIC guarantees with respect to certain bank debt, direct purchases of mortgage securities by the US Treasury and passage of a stimulus package approaching $800 billion. In addition, earnings for most borrowers exceeded expectations in the first quarter of 2009, contributing to an improved fundamental backdrop. Technical factors also became more supportive as the period progressed. A number of borrowers floated bonds with staggered maturities in order to retire loans and avoid having to refinance large loan balances all at once down the road. In addition, a handful of large borrowers were acquired by other firms, triggering repayment of loans and further reducing supply. Over the final six months of the period, the S&P/LSTA Leveraged Loan Index returned a positive 20.16%.

Positive Contributors to Fund Performance

In the prevailing environment, we have taken a cautious approach to managing the fund. This has involved seeking out loans in relatively defensive sectors such as health care, energy and telecommunications. We have also held some cyclical companies that are rich in assets, such as those in the chemical sector. In addition, we have sought to hold newer issues that have come to market with tighter restrictions on how the underlying companies can spend money outside of servicing their debt and underweighted, meaning the fund held a lower weighting in a given sector or security than the benchmark, the lower-rated CCC segment of the market.

Specific holdings that contributed positively to relative performance included oil refiner Alon Krotz, cable company UPC Broadband Holding BV and business equipment provider VeriFone, Inc.* All three holdings not only outperformed the loan market but also provided positive absolute returns over the period.

Negative Contributors to Fund Performance

Some of the larger detractors from performance included media concern Tribune Co., resort operator Golden Nugget, Inc. and publisher Reader's Digest Association, Inc.

In addition to the main investment strategy, we employ a global tactical asset allocation overlay strategy. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), is designed to add value by benefiting from short-term mispricings within global bond and currency markets. This strategy is expected to have a low correlation to the fund's security holdings.5 It utilizes bond futures, options and currency forwards to take long and short positions in different asset classes without having to make dramatic shifts in the bond and cash allocations of the underlying strategies, which are maintained at the percentages specific to the fund and are rebalanced to these percentages each month.6 For the 12-month period, iGAP was essentially a neutral factor in fund performance, detracting slightly from fund returns.

Outlook and Positioning

We are cautiously optimistic with respect to the overall economic backdrop and loan market fundamentals going forward. The first quarter of 2009 saw some stabilization in both corporate earnings and consumer confidence. At the same time, concerns remain, including weak employment numbers and gas prices that have moved well off of their recent lows. On balance, we expect to maintain a defensive bias in the fund over the near future.

Our investment objective continues to be to seek to provide high income while also seeking to maintain a high degree of principal stability. We will continue to focus on trying to generate stable returns and minimizing defaults by emphasizing fundamental analysis and by searching for individual securities that we believe have strong value.

1 The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Loan Participation Funds category includes funds that invest at least 80% of their assets in bank loans. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Bank Loan Funds category. For the one-year period, this category's average was -11.06% (94 funds). Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.
3 CLOs — debt securities backed by pools of commercial loans. The terms of a CLO, including the portfolio's credit quality, are specified in a written agreement called an indenture.
4 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
5 Correlation refers to how securities perform in relation to one another. A 1.0 correlation indicates that two security types move in exactly the same direction. A -1.0 correlation indicates movement in exactly opposite directions. A zero correlation implies no relation in the movements.
6 A futures contract gives the holder the right to purchase the underlying security at a specific price on a specific date in the future. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.
* Not held in the portfolio as of May 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/09	5/31/08

Loan Participations and Assignments	93%	97%
Cash Equivalents	6%	2%
Government & Agency Obligations	1%	1%
	100%	100%
Sector Diversification (As a % of Loan Participations and Assignments)	5/31/09	5/31/08

Consumer Discretionary	21%	34%
Industrials	15%	16%
Health Care	13%	10%
Energy	10%	7%
Materials	10%	5%
Telecommunication Services	10%	12%
Information Technology	9%	8%
Consumer Staples	5%	2%
Utilities	4%	3%
Financials	3%	3%
	100%	100%
Quality (As a % of Loan Participations and Assignments)	5/31/09	5/31/08

BBB	2%	2%
BB	43%	52%
B	35%	37%
Below B	13%	3%
Not Rated	7%	6%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the Standard & Poor's Corporation ("S&P") credit ratings. The ratings of S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2009

	Principal Amount ($)	Value ($)

Loan Participations and Assignments 94.4%
Senior Loans***
Consumer Discretionary 20.3%
AMC Entertainment, Inc., Term Loan, LIBOR plus 1.5%, 1.813%, 1/28/2013	997,423	917,629
Bombardier Recreational Products, Inc., Term Loan, LIBOR plus 2.75%, 4.02%, 6/28/2013	500,000	267,915
Bresnan Communications LLC, Second Lien Term Loan, LIBOR plus 4.5%, 4.92%, 3/29/2014	1,000,000	847,500
Buffets, Inc.:
Letter of Credit, LIBOR plus 7.35%, 8.47%, 5/1/2013 (PIK)	65,970	24,739
Incremental Term Loan, LIBOR (3.0% floor) plus 15.0%, 18.0%, 4/30/2012	188,330	177,972
Second Lien Term Loan, LIBOR plus 1.0%, plus 16.25% (PIK), 19.121%, 5/1/2013	313,883	113,783
CanWest MediaWorks Ltd., Term Loan D, Prime plus 1.0%, 4.75%, 7/13/2014	491,250	213,694
Cequel Communications LLC, Term Loan, LIBOR plus 2.0%, 2.401%, 11/5/2013	994,924	901,152
Charter Communications Operating LLC, Term Loan, Prime plus 6.0%, 9.25%, 3/6/2014	1,000,000	866,670
Discovery Communications Holdings LLC, Term Loan C, LIBOR plus 3.25%, 5.25%, 5/14/2014	250,000	247,313
Dollar General Corp., Term Loan B-1, LIBOR plus 2.75%, 3.789%, 7/7/2014	500,000	467,410
Golden Nugget, Inc., Second Lien Term Loan, LIBOR plus 3.25%, 3.57%, 12/31/2014	1,000,000	255,000
Hanesbrands, Inc., Term Loan B, LIBOR plus 4.75%, 5.842%, 9/5/2013	435,980	428,622
Idearc, Inc., Term Loan B, Prime plus 1.0%, 4.25%, 11/17/2014**	953,744	377,129
Las Vegas Sands LLC:
Term Delay Draw, LIBOR plus 1.75%, 2.07%, 5/23/2014	166,109	120,689
Term Loan B, LIBOR plus 1.75%, 2.07%, 5/23/2014	822,176	597,364
Merrill Communications LLC, Second Lien Term Loan, LIBOR plus 6.5%, 7.174%, 11/15/2013	400,000	134,000
Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, LIBOR plus 3.25%, 3.569%, 4/8/2012	987,303	573,253
National CineMedia LLC, Term Loan B, LIBOR plus 1.75%, 3.08%, 2/13/2015	1,000,000	901,500
Network Communications, Inc., Term Loan, LIBOR plus 2.0%, 3.85%, 11/30/2012	920,273	529,157
Reader's Digest Association, Inc., Term Loan B, LIBOR plus 2.0%, 3.331%, 3/2/2014	980,000	421,400
Sbarro, Inc., Term Loan, LIBOR plus 4.5%, 6.1%, 1/31/2014	929,717	701,936
Toys 'R' Us, Inc., Term Loan B, LIBOR plus 4.25%, 4.566%, 7/19/2012	995,025	823,383
Tribune Co., Term Loan B, Prime plus 2.0%, 5.25%, 6/4/2014**	987,500	306,619
Univision Communications, Inc., Term Loan, LIBOR plus 2.25%, 2.569%, 9/29/2014	1,000,000	694,375
		11,910,204
Consumer Staples 5.1%
Advance Food Co., Inc., Second Lien Term Loan, LIBOR plus 4.25%, 4.57%, 9/16/2014	750,000	431,250
American Seafoods Group LLC:
Term Loan B-1, LIBOR plus 1.75%, 2.069%, 9/28/2012	900,000	841,500
Term Loan B-2, LIBOR plus 1.75%, 2.069%, 9/28/2012	100,000	93,500
Jarden Corp.:
Term Loan B-1, LIBOR plus 1.75%, 2.97%, 1/24/2012	413,036	393,830
Term Loan B-2, LIBOR plus 1.75%, 2.97%, 1/24/2012	413,042	391,357
Pinnacle Foods Holdings Corp., Term Loan B, LIBOR plus 2.75%, 3.161%, 4/2/2014	998,731	859,538
		3,010,975
Energy 9.9%
Alon Krotz, Term Loan, LIBOR plus 8.5%, 11.75%, 7/3/2014	542,449	393,275
Atlas Pipeline Partners LP, Term Loan, Prime plus 1.75%, 7.0%, 7/27/2014	558,240	503,114
Calumet Lubricants Co., LP:
Term Loan B, LIBOR plus 4.0%, 4.854%, 1/3/2015	860,052	713,843
Letter of Credit, LIBOR plus 4.0%, 5.016%, 1/3/2015	114,943	95,402
CCS Income Trust, Term Loan B, LIBOR plus 3.0%, 3.319%, 11/14/2014	494,987	319,267
Dresser, Inc., Term Loan, LIBOR plus 2.25%, 3.104%, 5/4/2014	988,251	865,955
Express Energy Services Holding LP, Term Loan, LIBOR plus 4.25%, 7.5%, 7/10/2013	471,234	188,493
Gulf Tanks Acquisition, Inc., Second Lien Term Loan, LIBOR plus 3.75%, 4.986%, 4/6/2014	500,000	222,500
IFM Colonial Pipeline 2 LLC, Term Loan B, LIBOR plus 2.0%, 2.66%, 2/27/2012	997,455	927,634
Quicksilver Resources, Inc., Second Lien Term Loan, Prime plus 3.5%, 7.75%, 8/8/2013	640,634	630,628
Western Refining, Inc., Term Loan B, LIBOR plus 5.0%, 8.25%, 5/30/2014	992,424	931,023
		5,791,134
Financials 2.6%
Conseco, Inc., Term Loan, LIBOR plus 4.0%, 6.5%, 10/10/2013	990,928	584,647
Ineos US Finance LLC:
Term Loan B2, LIBOR plus 4.5%, 7.5%, 12/16/2013	744,898	480,146
Term Loan C2, LIBOR plus 5.0%, 8.001%, 12/16/2014	744,898	482,009
		1,546,802
Health Care 11.7%
Community Health Systems, Inc.:
Term Delay Draw, LIBOR plus 2.25%, 2.569%, 7/25/2014	45,458	40,628
Term Loan, LIBOR plus 2.25%, 2.924%, 7/25/2014	890,756	796,113
HCA, Inc., Term Loan B, LIBOR plus 2.25%, 3.47%, 11/18/2013	847,461	758,596
Health Management Associates, Inc., Term Loan B, LIBOR plus 1.75%, 2.97%, 2/28/2014	935,950	810,102
Life Technologies Corp., Term Loan B, Prime plus 2.0%, 5.25%, 11/20/2015	99,500	99,525
Mylan Laboratories, Inc., Term Loan B, LIBOR plus 3.25%, 4.5%, 10/2/2014	970,000	924,900
Sun Healthcare Group, Inc.:
Letter of Credit, LIBOR minus 0.1%, 1.12%, 4/21/2014	172,868	153,348
Term Loan B, LIBOR plus 2.0%, 3.631%, 4/21/2014	824,824	731,685
Symbion Healthcare:
Term Loan A, LIBOR plus 3.25%, 3.569%, 8/23/2013	470,500	343,056
Term Loan B, LIBOR plus 3.25%, 3.569%, 8/23/2014	470,500	352,875
Talecris Biotherapeutics, Inc., First Lien Term Loan, LIBOR plus 3.5%, 4.42%, 12/6/2013	997,449	922,640
US Oncology, Inc., Term Loan C, LIBOR plus 2.75%, 4.561%, 8/20/2011	1,000,000	955,315
		6,888,783
Industrials 14.2%
Acosta, Inc., Term Loan B, LIBOR plus 2.25%, 2.57%, 7/28/2013	982,323	904,558
Asurion Corp., First Lien Term Loan, LIBOR plus 3.0%, 4.016%, 7/3/2014	1,000,000	905,420
Brand Energy & Infrastructure Services, Inc., Term Loan B2, LIBOR plus 3.25%, 4.5%, 2/7/2014	985,000	837,250
Getty Images, Inc., Term Loan, Prime plus 3.0%, 6.25%, 7/2/2015	864,063	834,684
John Maneely Co., Term Loan, LIBOR plus 3.25%, 4.389%, 12/9/2013	1,000,000	800,835
Manitowoc Co., Inc., Term Loan B, LIBOR plus 3.5%, 6.5%, 11/6/2014	1,000,000	846,250
Oshkosh Trusk Corp., Term Loan B, LIBOR plus 6.0%, 7.6%, 12/6/2013	1,000,000	878,390
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 3.289%, 9/30/2014	1,000,000	696,385
Travelport LLC, Term Delay Draw, LIBOR plus 2.5%, 2.819%, 8/23/2013	984,962	735,851
West Corp., Term Loan B2, LIBOR plus 2.375%, 2.789%, 10/24/2013	987,406	864,597
		8,304,220
Information Technology 8.5%
Aspect Software, Inc., Term Loan, LIBOR plus 3.0%, 4.25%, 7/11/2011	411,583	300,455
Caritor, Inc.:
Letter of Credit, LIBOR plus 2.25%, 2.57%, 6/4/2013	70,588	48,706
Term Loan B, LIBOR plus 2.25%, 2.57%, 6/4/2013	924,706	638,047
JRD Holdings, Inc., Term Loan, LIBOR plus 2.25%, 2.599%, 7/2/2014	484,375	451,680
NuVox, Inc., Term Loan B, LIBOR plus 3.25%, 3.625%, 5/31/2014	982,500	844,950
SunGard Data Systems, Inc., Term Loan B, LIBOR plus 1.75%, 2.724%, 2/28/2014	987,374	905,604
UPC Broadband Holding BV, Term Loan N, LIBOR plus 3.5%, 3.911%, 12/31/2014	1,000,000	927,080
Vangent, Inc., Term Loan B, LIBOR plus 2.25%, 2.92%, 2/14/2013	962,264	880,472
		4,996,994
Materials 9.4%
Ashland Chemicals, Term Loan B, LIBOR plus 3.4%, 7.65%, 5/13/2014	744,765	745,696
Celanese US Holdings LLC, Term Loan, LIBOR plus 1.75%, 2.942%, 4/2/2014	994,924	906,127
Essar Steel Algoma,Inc., Term Loan B, LIBOR plus 2.5%, 2.82%, 6/20/2013	703,243	464,140
Georgia-Pacific Corp., Term Loan B, LIBOR plus 2.0%, 3.293%, 12/20/2012	735,195	682,239
Graphic Packaging International, Inc., Term Loan C, LIBOR plus 2.75%, 3.958%, 5/16/2014	78,818	73,412
Lyondell Basell Industries AF SCA:
Dutch Term Loan, LIBOR plus 2.5%, 5.75%, 12/20/2013	12,091	5,165
Dutch Term Loan A, LIBOR plus 2.5%, 5.75%, 12/20/2013	28,446	12,151
Term Loan, Prime plus 2.5%, 5.75%, 12/20/2013	45,343	19,368
Term Loan A, Prime plus 2.5%, 5.75%, 12/20/2013	86,391	36,901
Debtor in Possession Term Loan, Prime plus 2.69%, 5.94%, 12/15/2009	268,689	216,127
German Term Loan B-1, Prime plus 2.75%, 6.0%, 12/20/2013	34,713	14,827
German Term Loan B-2, Prime plus 2.75%, 6.0%, 12/20/2013	34,713	14,827
German Term Loan B-3, Prime plus 2.75%, 6.0%, 12/20/2013	34,713	14,827
Term Loan B-1, Prime plus 2.75%, 7.0%, 12/20/2013	150,630	64,340
Term Loan B-2, Prime plus 2.75%, 7.0%, 12/20/2013	150,630	64,340
Term Loan B-3, Prime plus 2.75%, 7.0%, 12/20/2013	150,630	64,340
Debtor in Possession Term Loan, Prime plus 9.0%, 13.0%, 12/15/2009	179,242	184,843
NewPage Corp., First Lien Term Loan, LIBOR plus 3.75%, 5.0%, 12/21/2014	977,473	798,678
Noranda Aluminum Acquisition Corp., Term Loan B, LIBOR plus 2.0%, 2.316%, 5/18/2014	434,059	288,649
Novelis, Inc., Term Loan, LIBOR plus 2.0%, 3.22%, 7/6/2014	982,506	820,393
		5,491,390
Telecommunication Services 8.9%
CavTel Holdings LLC, Term Loan, Prime plus 6.25%, 9.5%, 12/31/2012	945,611	528,360
Choice One Communications Corp., Term Loan, Prime plus 3.0%, 6.25%, 10/31/2012	688,999	532,824
Hughes Network Systems LLC, Term Loan, LIBOR plus 2.5%, 3.188%, 4/15/2014	500,000	450,000
MetroPCS Wireless, Inc., Term Loan B, LIBOR plus 2.25%, 3.313%, 11/4/2013	994,898	944,874
Sorenson Communications, Inc., Term Loan C, LIBOR plus 2.5%, 2.82%, 8/16/2013	912,265	824,232
Telesat Canada:
Term Loan II, LIBOR plus 3.0%, 3.32%, 10/31/2014	955,231	891,231
Term Delay Draw, LIBOR plus 3.0%, 4.22%, 10/31/2014	82,043	76,546
Virgin Media Investment Holdings Ltd., Term Loan B-4, LIBOR plus 2.0%, 3.6%, 9/3/2012	1,000,000	960,000
		5,208,067
Utilities 3.8%
Calpine Corp., Term Loan, LIBOR plus 2.875%, 4.095%, 3/29/2014	1,238,098	1,080,754
NRG Energy, Inc.:
Term Loan, LIBOR plus 1.5%, 2.72%, 2/1/2013	441,918	410,615
Letter of Credit, LIBOR plus 1.85%, 2.97%, 2/1/2013	236,215	219,483
Texas Competitive Electric Holdings Co., LLC:
Term Loan B2, LIBOR plus 3.5%, 3.882%, 10/10/2014	394,000	273,747
Term Loan B3, LIBOR plus 3.5%, 3.882%, 10/10/2014	394,000	271,586
		2,256,185
Total Loan Participations and Assignments (Cost $63,687,189)		55,404,754

Government & Agency Obligations 0.7%
US Treasury Obligations
US Treasury Bills:
0.13%****, 6/11/2009 (a)	323,000	322,991
0.29%****, 6/18/2009 (a)	101,000	100,994
Total Government & Agency Obligations (Cost $423,975)		423,985
	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary
Buffets Restaurants Holdings, Inc.* (Cost $0)	14,489	27,167

Cash Equivalents 6.4%
Cash Management QP Trust, 0.39% (b) (Cost $3,772,020)	3,772,020	3,772,020
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,883,184)+	101.6	59,627,926
Other Assets and Liabilities, Net	(1.6)	(924,895)
Net Assets	100.0	58,703,031
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Idearc, Inc., Term Loan B	3.6%	11/17/2014	953,744	958,513	377,129
Tribune Co., Term Loan B	4.6%	6/4/2014	987,500	964,047	306,619
				1,922,560	683,748
*** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major US bank or LIBOR, and are shown at their current rate as of May 31, 2009.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $67,887,221. At May 31, 2009, net unrealized depreciation for all securities based on tax cost was $8,259,295. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,719,937 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,979,232.
(a) At May 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

LIBOR: Represents the London InterBank Offered Rate.

Prime: Interest rate charged by banks to their most creditworthy customers.

At May 31, 2009, the Fund had unfunded loan commitments of $89,057, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Lyondell Chemical Co., Debtor in Possession Term Loan, 12/15/2009	89,057	92,379	3,322

At May 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	6/15/2009	25	2,268,990	2,117,930	(151,060)
10 Year Canadian Government Bond	9/21/2009	5	557,612	552,187	(5,425)
10 Year US Treasury Note	9/21/2009	25	2,922,554	2,925,000	2,446
2 Year US Treasury Note	9/30/2009	10	2,166,153	2,168,125	1,972
Federal Republic of Germany Euro-Schatz	6/8/2009	24	3,676,111	3,670,076	(6,035)
United Kingdom Long Gilt Bond	9/28/2009	19	3,608,813	3,601,327	(7,486)
Total net unrealized depreciation					(165,588)

At May 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Mini Japanese Government Bond	6/10/2009	36	5,234,433	5,154,786	79,647
3 Year Australian Treasury Bond	6/15/2009	6	513,528	508,572	4,956
Federal Republic of Germany Euro-Bund	6/8/2009	29	5,024,174	4,900,405	123,769
Total unrealized appreciation					208,372

As of May 31, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	1,912,258	AUD	2,526,000	6/17/2009	103,792
USD	717,228	CAD	834,000	6/17/2009	43,800
USD	2,069,511	CHF	2,288,000	6/17/2009	70,724
USD	327,140	JPY	31,428,000	6/17/2009	1,819
USD	521,746	NZD	876,000	6/17/2009	35,669
Total unrealized appreciation					255,804
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	925,000	USD	1,257,320	6/17/2009	(49,179)
GBP	959,000	USD	1,451,245	6/17/2009	(98,227)
NOK	3,297,000	USD	506,775	6/17/2009	(14,927)
SEK	455,000	USD	58,073	6/17/2009	(1,564)
Total unrealized depreciation					(163,897)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ 42,784
Level 2	44,801,668	95,229
Level 3	14,826,258	—
Total	$ 59,627,926	$ 138,013
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, forward foreign currency exchange contracts and unfunded loan commitments which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at May 31, 2009:

Investments in Securities
Balance as of May 31, 2008	$ 15,659,552
Total realized gain (loss)	(1,090,266)
Change in unrealized appreciation (depreciation)	(2,899,372)
Amortization premium/discount	180,520
Net purchases (sales)	3,657,830
Net transfers in (out) of Level 3	(682,006)
Balance as of May 31, 2009	$ 14,826,258
Net change in unrealized appreciation (depreciation) from investments still held as of May 31, 2009	$ (2,992,162)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2009
Assets
Investments: Investments in securities, at value (cost $64,111,164)	$ 55,855,906
Investment in Cash Management QP Trust (cost $3,772,020)	3,772,020
Total investments, at value (cost $67,883,184)	59,627,926
Cash	21,475
Foreign currency, at value (cost $179)	181
Deposit with broker for open futures contracts	296,402
Receivable for investments sold	1,927,317
Receivable for Fund shares sold	851,618
Interest receivable	311,540
Receivable for variation margin on open futures contracts	66,547
Unrealized appreciation on forward foreign currency exchange contracts	255,804
Due from Advisor	4,633
Unrealized appreciation on unfunded loan commitments	3,322
Other assets	44,018
Total assets	63,410,783
Liabilities
Payable for investments purchased	4,483,184
Payable for Fund shares redeemed	10,897
Unrealized depreciation on forward foreign currency exchange contracts	163,897
Other accrued expenses and payables	49,774
Total liabilities	4,707,752
Net assets, at value	$ 58,703,031
Net Assets Consist of
Undistributed net investment income	360,571
Net unrealized appreciation (depreciation) on: Investments	(8,255,258)
Futures	42,784
Unfunded loan commitments	3,322
Foreign currency	93,004
Accumulated net realized gain (loss)	(3,990,699)
Paid-in capital	70,449,307
Net assets, at value	$ 58,703,031

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($3,624,449 ÷ 460,333 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 7.87
Maximum offering price per share (100 ÷ 95.50 of $7.87)	$ 8.24
Class C Net Asset Value, offering and redemption price(a) per share ($707,257 ÷ 89,462 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 7.91
Class S Net Asset Value, offering and redemption price(a) per share ($10,299,721 ÷ 1,308,884 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 7.87

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($44,071,604 ÷ 5,597,543 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)
$ 7.87
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2009
Investment Income
Income: Interest	$ 4,113,336
Interest — Cash Management QP Trust	126,991
Total Income	4,240,327
Expenses: Management fee	369,300
Administration fee	56,815
Services to shareholders	18,551
Custodian fee	124,094
Distribution and service fees	43,653
Legal fees	41,000
Audit and tax fees	89,030
Trustees' fees and expenses	5,492
Reports to shareholders	55,375
Registration fees	50,354
Offering expenses	21,004
Other	8,415
Total expenses before expense reductions	883,083
Expense reductions	(277,649)
Total expenses after expense reductions	605,434
Net investment income	3,634,893
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,214,834)
Futures	856,423
Foreign currency	(805,920)
(3,164,331)
Change in net unrealized appreciation (depreciation) on: Investments	(5,133,994)
Futures	(225,848)
Unfunded loan commitments	7,243
Foreign currency	15,677
(5,336,922)
Net gain (loss)	(8,501,253)
Net increase (decrease) in net assets resulting from operations	$ (4,866,360)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended May 31, 2009
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (4,866,360)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of investments	(43,548,358)
Net purchases, sales and maturities of short-term investments	(2,590,852)
Net amortization of premium (discount)	(762,859)
Proceeds from sales and maturities of long-term investments	28,371,054
(Increase) decrease in interest receivable	38,098
(Increase) decrease in variation margin on open futures contracts	293,330
(Increase) decrease in net receivable on closed forward currency exchange contracts	18,259
(Increase) decrease in other assets	3,452
(Increase) decrease in receivable for investments sold	(579,830)
Increase (decrease) in payable for investments purchased	3,729,953
Increase (decrease) in accrued expenses and payables	(103,114)
Change in net unrealized (appreciation) depreciation on investments	5,133,994
Change in unrealized (appreciation) depreciation on forward currency exchange contracts	(33,564)
Change in net unrealized (appreciation) depreciation in unfunded commitments	(7,243)
Net realized (gain) loss from investments	3,214,834
Cash provided (used) by operating activities	(11,689,206)
Cash Flows from Financing Activities
Net increase (decrease) in foreign cash overdraft	(304,188)
Proceeds from shares sold	47,201,512
Cost of shares redeemed	(34,667,678)
Distributions paid (net of reinvestment of distributions)	(521,526)
Cash provided (used) for financing activities	11,708,120
Increase (decrease) in cash	18,914
Cash at beginning of period*	299,144
Cash at end of period*	$ 318,058
Non-Cash Financing Activities:
Reinvestment of distributions	$ 2,785,924
* Includes foreign currency and deposits with broker for open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Year Ended May 31, 2009	Period Ended May 31, 2008*
Operations: Net investment income (loss)	$ 3,634,893	$ 2,333,598
Net realized gain (loss) on investment transactions	(3,164,331)	(855,547)
Change in net unrealized appreciation (depreciation)	(5,336,922)	(2,779,226)
Net increase (decrease) in net assets resulting from operations	(4,866,360)	(1,301,175)
Distributions to shareholders: Net investment income: Class A	(282,441)	(254,878)
Class C	(175,410)	(215,135)
Class S	(582,827)	(249,635)
Institutional Class	(2,266,772)	(1,466,256)
Net realized gains: Class A	—	(17,621)
Class C	—	(16,270)
Class S	—	(15,962)
Institutional Class	—	(94,171)
Total distributions	(3,307,450)	(2,329,928)
Fund share transactions: Proceeds from shares sold	47,928,880	57,819,650
Reinvestment of distributions	2,785,924	2,327,952
Cost of shares redeemed	(34,656,824)	(6,698,478)
Redemption fees	840	—
Net increase (decrease) in net assets from Fund share transactions	16,058,820	53,449,124
Increase (decrease) in net assets	7,885,010	49,818,021
Net assets at beginning of period	50,818,021	1,000,000**
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $360,571 and $520,672, respectively)	$ 58,703,031	$ 50,818,021
* For the period from June 29, 2007 (commencement of operations) to May 31, 2008.
** Initial capital

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended May 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.14	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.48	.54
Net realized and unrealized gain (loss)	(1.32)	(.90)
Total from investment operations	(.84)	(.36)
Less distributions from: Net investment income	(.43)	(.47)
Net realized gains	—	(.03)
Total distribution	(.43)	(.50)
Redemption fees	.00***	—
Net asset value, end of period	$ 7.87	$ 9.14
Total Return (%)[c,d]	(8.83)	(3.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5
Ratio of expenses before expense reductions (%)	1.62	1.85*
Ratio of expenses after expense reductions (%)	1.16	1.20*
Ratio of net investment income (%)	6.30	6.38*
Portfolio turnover rate (%)	57	25**
[a] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Year Ended May 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.13	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.41	.47
Net realized and unrealized gain (loss)	(1.26)	(.90)
Total from investment operations	(.85)	(.43)
Less distributions from: Net investment income	(.37)	(.41)
Net realized gains	—	(.03)
Total distribution	(.37)	(.44)
Redemption fees	.00***	—
Net asset value, end of period	$ 7.91	$ 9.13
Total Return (%)[c,d]	(9.13)	(4.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	5
Ratio of expenses before expense reductions (%)	2.42	2.66*
Ratio of expenses after expense reductions (%)	1.96	2.02*
Ratio of net investment income (%)	5.50	5.57*
Portfolio turnover rate (%)	57	25**
[a] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Year Ended May 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.14	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.49	.56
Net realized and unrealized gain (loss)	(1.32)	(.90)
Total from investment operations	(.83)	(.34)
Less distributions from: Net investment income	(.44)	(.49)
Net realized gains	—	(.03)
Total distribution	(.44)	(.52)
Redemption fees	.00***	—
Net asset value, end of period	$ 7.87	$ 9.14
Total Return (%)[c]	(8.69)	(3.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	5
Ratio of expenses before expense reductions (%)	1.61	1.69*
Ratio of expenses after expense reductions (%)	.99	1.05*
Ratio of net investment income (loss) (%)	6.47	6.54*
Portfolio turnover rate (%)	57	25**
[a] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Year Ended May 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.14	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.49	.56
Net realized and unrealized gain (loss)	(1.32)	(.90)
Total from investment operations	(.83)	(.34)
Less distributions from: Net investment income	(.44)	(.49)
Net realized gains	—	(.03)
Total distribution	(.44)	(.52)
Redemption fees	.00***	—
Net asset value, end of period	$ 7.87	$ 9.14
Total Return (%)[c]	(8.69)	(3.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	36
Ratio of expenses before expense reductions (%)	1.45	1.74*
Ratio of expenses after expense reductions (%)	.98	1.05*
Ratio of net investment income (%)	6.48	6.54*
Portfolio turnover rate (%)	57	25**
[a] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Floating Rate Plus Fund (the "Fund") is a non-diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Senior loans are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, senior loans are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Derivatives. The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," effective at the beginning of the Fund's fiscal year. FAS 161 requires enhanced disclosure about the Fund's derivative and hedging activities. The disclosure below includes additional information as a result of implementing FAS 161.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund may use futures contracts to gain exposure to changes in interest rates, and take advantage of short-term and medium-term mispricings within the global bond and currency markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

A summary of the open futures contracts as of May 31, 2009 is included at the end of the Fund's Investment Portfolio. The volume indicated is indicative of the volume throughout the year.

Forward Foreign Currency Exchange Contracts. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund may use forward currency exchange contracts to gain exposure to changes in the value of foreign currencies, and to take advantage of short-term and medium-term mispricings within the currency markets. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the current value of the forward currency contract, to the extent that this amount is beneficial to the Fund. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of May 31, 2009 is included at the end of the Fund's Investment Portfolio. The volume indicated is indicative of the volume throughout the year.

At May 31, 2009, the Fund had the following derivatives (not designated as hedges under Statement of Financial Accounting Standards No. 133), grouped into appropriate risk categories that illustrate how and why the Fund uses derivative instruments:

Asset Derivatives	Futures Contracts	Forward Contracts	Total Value
Interest Rate Contracts (a)	$ 42,784	$ —	$ 42,784
Foreign Exchange Contracts (b)	—	255,804	255,804
	$ 42,784	$ 255,804	$ 298,588

Each of the above contracts is located in the following Statement of Assets and Liabilities accounts:

(a) Receivable for variation margin on open futures contracts*
(b) Unrealized appreciation on forward foreign currency exchange contracts
* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund's Investment Portfolio.
Liability Derivatives	Futures Contracts	Forward Contracts	Total Value
Interest Rate Contracts	$ —	$ —	$ —
Foreign Exchange Contracts (a)	—	163,897	163,897
	$	$ 163,897	$ 163,897

Each of the above contracts is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Transactions in derivative instruments during the year ended May 31, 2009, were as follows:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total Value
Interest Rate Contracts (a)	$ 856,423	$ —	$ 856,423
Foreign Exchange Contracts (b)	—	(1,066,763)	(1,066,763)
	$ 856,423	$ (1,066,763)	$ (210,340)

Each of the above contracts is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total Value
Interest Rate Contracts (a)	$ (225,848)	$ —	$ (225,848)
Foreign Exchange Contracts (b)	—	33,564	33,564
	$ (225,848)	$ 33,564	$ (192,284)

Each of the above contracts is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2008 through May 31, 2009, the Fund incurred approximately $3,982,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income	$ 452,478
Net unrealized appreciation (depreciation) on investments	$ (8,259,295)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended May 31, 2009	Period Ended May 31, 2008
Distributions from ordinary income	$ 3,247,825	$ 2,257,916*
Distributions from long-term capital gains	59,625	72,012
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency position and cash held at the Fund's custodian bank at May 31, 2009. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

Offering Costs. Offering costs for the Fund paid in connection with the offering of shares were amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital. The Fund will no longer impose the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in the Statement of Operations, is recorded as income on the accrual basis or when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended May 31, 2009, purchases and sales of investment securities (excluding short-term instruments) aggregated $43,548,358 and $28,371,054, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

For the period from June 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses (limited to 0.10%)) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.20%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

Accordingly, for the year ended May 31, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $261,362 and the amount charged aggregated $107,938, which was equivalent to an annual effective rate of 0.19% of the Fund's average daily net assets.

In addition, for the year ended May 31, 2009, the Advisor reimbursed the Fund $11,365 and $31 of sub-recordkeeping expense for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2009, the Administration Fee was $56,815, of which $4,959 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended May 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2009
Class A	$ 747	$ —	$ 274
Class C	282	—	99
Class S	4,564	4,564	—
Institutional Class	241	241	—
	$ 5,834	$ 4,805	$ 373

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2009
Class C	$ 28,133	$ 356

In addition, DIDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2009	Annual Effective Rate
Class A	$ 7,825	$ 2,021.16%
Class C	7,695	922.21%
	$ 15,520	$ 2,943

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2009 aggregated $526.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the year ended May 31, 2009, the CDSC for Class C shares aggregated $335. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $32,877, of which $7,811 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of May 31, 2009, the DWS Alternative Asset Allocation Plus Fund, DWS Strategic Income Fund, DWS LifeCompass Retirement Fund and DWS Select Alternative Allocation Fund, held 31%, 15%, 13% and 10%, respectively, of the total shares outstanding of the Fund.

E. Commitments

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At May 31, 2009, the Fund had unfunded loan commitments of $89,057.

F. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended May 31, 2009, the Fund's custodian fee was reduced by $77 and $9, respectively, for custody and transfer agent credits earned.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2009		Period Ended May 31, 2008*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	503,439	$ 3,726,705	548,424	$ 5,463,721
Class C	79,125	589,417	490,308	4,903,400
Class S	1,373,472	11,242,590	487,768	4,875,689
Institutional Class	4,302,263	32,370,168	4,397,125	42,576,840
		$ 47,928,880		$ 57,819,650
Shares issued to shareholders in reinvestment of distributions
Class A	37,346	$ 280,049	29,086	$ 270,988
Class C	23,161	173,423	24,826	230,940
Class S	42,391	314,865	28,523	265,597
Institutional Class	271,198	2,017,587	169,488	1,560,427
		$ 2,785,924		$ 2,327,952
Shares redeemed
Class A	(630,837)	$ (4,941,813)	(52,125)	(490,014)
Class C	(552,958)	(3,896,779)	—	—
Class S	(647,925)	(4,744,199)	(345)	(3,064)
Institutional Class	(2,906,439)	(21,074,033)	(661,092)	(6,205,400)
		$ (34,656,824)		$ (6,698,478)
Redemption fees		$ 840		$ —
Net increase (decrease)
Class A	(90,052)	$ (934,783)	525,385	$ 5,244,695
Class C	(450,672)	(3,133,939)	515,134	5,134,340
Class S	767,938	6,813,820	515,946	5,138,222
Institutional Class	1,667,022	13,313,722	3,905,521	37,931,867
		$ 16,058,820		$ 53,449,124
Initial capital
Class A	—	$ —	25,000	$ 250,000
Class C	—	—	25,000	250,000
Class S	—	—	25,000	250,000
Institutional Class	—	—	25,000	250,000
		$ —		$ 1,000,000
* For the period from June 29, 2007 (commencement of operations) to May 31, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Portfolio Trust and Shareholders of DWS Floating Rate Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Floating Rate Plus Fund (the "Fund") at May 31, 2009, the results of its operations, its cash flow, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 22, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $66,000 as capital gain dividends for its year ended May 31, 2009, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	129
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	129
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	129
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		129
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	129
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	129
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	129
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	129
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		129
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	129
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	129
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	132
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	129
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	23337F 706	23337F 805	23337F 888	23337F 870
Fund Number	443	743	2043	1443

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2009, DWS Floating Rate Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS FLOATING RATE PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$82,000	$0	$0	$0
2008	$60,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$19,000	$0
2008	$21,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$19,000	$0	$19,000
2008	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2009